UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2016

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Third Floor, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Definitive Material Agreement

On July 21, 2016, Eagle Bancorp, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P. as representative of the several underwriters, to issue and sell $150.0 million aggregate principal amount of its 5.00% Fixed-to-Floating Rate Subordinated Notes due August 1, 2026 (the “Notes”), at a public offering price equal to 100% of the aggregate principal amount of the Notes (the “Offering”). The Company estimates that the net proceeds from the Offering will be approximately $147.35 million, after deducting underwriting discounts and commissions of 1.5%, and expenses that are payable by the Company. The Offering is expected to close on or about July 26, 2016, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants between the parties as of the date of entering into the Underwriting Agreement. These representations, warranties and covenants, are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any Notes pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Company.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  The description of the material terms of the Underwriting Agreement and the transaction contemplated thereby is qualified in its entirety by reference to such exhibit.

The Notes have been offered pursuant to a prospectus supplement, dated July 21, 2016, to the prospectus dated March 2, 2015 (such documents, collectively, the “Prospectus”) that form part of the Company’s effective registration statement on Form S-3, as amended (File No. 333-202405) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes will be issued pursuant to a subordinated indenture, dated as of August 5, 2014 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the second supplemental indenture, to be dated as of July 26, 2016 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. From and including the date of issuance to, but excluding August 1, 2021, the Notes will bear interest at an initial rate of 5.00% per annum. From and including August 1, 2021 to, but excluding the maturity date or earlier redemption, the Notes will bear interest at a floating rate equal to three-month LIBOR as calculated quarterly on each applicable date of determination plus a spread of 3.85%; provided, however, that in the event three-month LIBOR is less than zero, then three-month LIBOR shall be deemed to be zero.  Interest on the Notes is payable semi-annually in arrears on February 1 and August 1 of each year through August 1, 2021, beginning on February 1, 2017, and thereafter on a quarterly basis on February 1, May 1, August 1 and November 1 of each year, beginning on November 1, 2021, to the person in whose name such Note is registered at the close of business on the 15th day preceding the applicable interest payment date.  The Notes mature on August 1, 2026.

The Notes will be unsecured and will be subordinated and will rank equally with all of the Company’s future subordinated indebtedness, including the Company $70 million principal amount of 5.75% Subordinated Notes due September 1, 2024. The Notes will be subordinated in right of payment to the Company’s existing and future senior indebtedness (as defined in the Indenture).

The Company may, beginning with the interest payment date on August 1, 2021, and on any interest payment date thereafter, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to but excluding the date of redemption. The Company may also redeem the Notes at any time, including prior to August 1, 2021, at the Company’s option, in whole or in part, if: (i) a change or prospective change in law occurs that could prevent the Company from deducting interest payable on the Notes for U.S. federal income tax purposes; (ii) a subsequent event occurs that could preclude the Notes from being recognized as Tier 2 capital for regulatory capital purposes; or (iii) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended; in each case, at a redemption price equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the redemption date.  There is no sinking fund for the benefit of the Notes.

The foregoing description of the Underwriting Agreement, the Base Indenture, the Second Supplemental Indenture and the Notes are each qualified in their entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Notes, respectively, copies of which are attached hereto or incorporated by reference as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. BuckleySandler LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1 regarding the legality of the Notes.

Item 8.01  Other Events

On July 22, 2016, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not applicable.

(c)  Shell Company Transactions.  Not applicable.

(d)  Exhibits.

1.1	Underwriting Agreement, dated July 21, 2016, between Eagle Bancorp, Inc. and Sandler O’Neill & Partners, L.P., as representative of the several underwriters.
4.1	Subordinated Indenture, dated as of August 5, 2014, between Eagle Bancorp, Inc. and Wilmington Trust, National Association, as Trustee. (1)
4.2	Form of Second Supplemental Indenture, to be dated as of July 26, 2016, between Eagle Bancorp, Inc. and Wilmington Trust, National Association, as Trustee.
4.3.	Form of Global Note to represent the 5.00% Fixed-to-Floating Rate Subordinated Notes due August 1, 2026 of the Company (included in Exhibit 4.2).
5.1	Opinion of BuckleySandler LLP
23.1	Consent of BuckleySandler LLP (included in Exhibit 5.1)
99.1	Press Release dated July 22, 2016

(1)                              Incorporated by Reference to Exhibit 4.1 to the Company’s Form 8-K filed on August 5, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: July 22, 2016